UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, NY	10018

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

          On April 11, 2006 (the “Closing Date”) Iconix Brand Group, Inc. (the “Registrant”) completed its acquisition of substantially all of the assets of Mudd (USA) LLC (the “Seller”) related to the Seller’s business of marketing, licensing and managing the Seller’s MUDD® brands, trademarks, intellectual property and related names worldwide, excluding China, Hong Kong, Macau and Taiwan (the “Assets”). As previously reported on a Form 8-K filed with the Securities and Exchange Commission on April 6, 2006, the Registrant entered into an Asset Purchase Agreement (the “Purchase Agreement”) with the Seller on March 31, 2006 for the purchase of the Assets. A copy of the Purchase Agreement was previously filed as Exhibit 2.1 to the Registrant’s Form 8-K filed on April 6, 2006 and is incorporated herein by reference.

          The Registrant paid the following consideration for the assets: (i) $45,000,000 in cash, which was funded from a portion of the proceeds of the Notes (as defined below) issued by IP Holdings (as defined below), and (ii) the issuance to the Seller of 3,269,231 restricted shares of the Registrant’s common stock, $0.001 par value per share (the “Shares”). The Shares were issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemptions from registration provided under 4(2) of the Act. The issuance of the Shares did not involve any public offering; the Registrant made no solicitation in connection with the issuance of the Shares other than communications with the Seller; the Registrant obtained representations from the Seller regarding its investment intent, experience and sophistication; the Seller either received or had access to adequate information about the Registrant in order to make informed investment decisions; the Registrant reasonably believed that the Seller is an accredited investor; and the certificates representing the Shares were issued with restricted securities legends.

          In connection with the transaction, the Registrant simultaneously sold the Assets to IP Holdings, LLC, a special purpose entity in which the Registrant owns directly a 53.5% limited liability company interest and owns indirectly through subsidiaries the remaining limited liability company interests (“IP Holdings”). On the Closing Date, IP Holdings entered into a license agreement (the “License Agreement”) with the Seller in which it granted the Seller the exclusive right to use the MUDD® trademark in connection with the design, manufacture, sale and distribution of women’s and children’s woven bottoms and related products in the United States. The Seller has guaranteed for two years minimum licensing revenues from the Assets and royalties under the License Agreement. The guaranty and certain obligations to the Registrant under the Purchase Agreement are secured by the pledge by the Seller of a portion of the cash and Shares.

          The financing for the purchase of the Assets by IP Holdings from the Registrant was accomplished through the private placement on April 11, 2006 by IP Holdings of $135,564,529 aggregate principal amount of IP Holdings Asset-Backed Notes (the “Notes”). The issuance of the Notes raised $49,000,000 in new financing for IP Holdings (before giving effect to the payment of expenses in connection with the issuance of the Notes and required deposits to reserve funds), and approximately $86,564,529 principal amount of the Notes was exchanged for notes previously issued by IP Holdings. In consideration for the purchase of the Assets by IP Holdings from the Registrant, IP Holdings paid to the Registrant $45,000,000 and increased the Registrant’s capital account in IP Holdings in an amount equal to the remaining value of the Assets. The Notes are secured by the Assets, as well as by other intellectual property assets owned by IP Holdings. The Notes were issued pursuant to a Fourth Amended and Restated Indenture (the “Indenture”) between IP Holdings and Wilmington Trust Company, as trustee, and were purchased by Mica Funding, LLC pursuant to a Note Purchase Agreement (the “Note Purchase

Agreement”) among the Registrant, IP Holdings and Mica Funding, LLC. The payment of the principal of and interest on the Notes will be made from amounts received by IP Holdings under license agreements with various licensees of the Assets and IP Holdings’ other intellectual property assets. The Registrant is not obligated, and the Registrant’s assets are not available, to pay any amounts with respect to the Notes if amounts received under such license agreements are insufficient to make such payments. IP Holdings’ assets are not available to pay any obligations of the Registrant.

          The foregoing descriptions of the Purchase Agreement, the Indenture and the Note Purchase Agreement are qualified in their entirety by reference to the full text of such documents, which are filed with this Report as Exhibit 2.1, Exhibit 4.1 and Exhibit 99.1 respectively and are incorporated herein by reference. The Purchase Agreement, the Indenture and the Note Purchase Agreement have been so filed to provide investors with information regarding their respective terms and are not intended to provide any other factual information about the Registrant or the Seller. The Purchase Agreement, the Indenture and the Note Purchase Agreement each contain representations and warranties the parties thereto made to and solely for the benefit of the other parties thereto. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of such agreements. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of the Business Acquired.

          It is impracticable to provide the required financial statements of the Seller at this time. The required financial statements will be filed under cover of Form 8-K/A within 71 calendar days of the date this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

          It is impracticable to provide the required pro forma financial information as a result of the acquisition at this time. The required pro forma financial information will be filed under cover of Form 8-K/A within 71 calendar days of the date this Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit 2.1*	Asset Purchase Agreement, dated as of March 31, 2006, between Iconix Brand Group, Inc. and Mudd (USA) LLC(1)

Exhibit 4.1* -	Fourth Amended and Restated Indenture dated as of April 11, 2006 by and among IP Holdings LLC, as issuer, and Wilmington Trust Company, as Trustee.

Exhibit 99.1* -	Note Purchase Agreement by and among IP Holdings LLC, Iconix Brand Group, Inc. and Mica Funding, LLC, dated April 11, 2006.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Iconix Brand Group, Inc. hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

(1) Filed as an exhibit to the Registrant’s Current Report on Form 8-K for the event dated March 31, 2006 (SEC Accession No. 0000950117-06-001669) and incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By:	/s/ Neil Cole

Neil Cole
Chief Executive Officer

Date: April 17, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 2.1*	Asset Purchase Agreement, dated as of March 31, 2006, between Iconix Brand Group, Inc. and Mudd (USA) LLC(1)

Exhibit 4.1* -	Fourth Amended and Restated Indenture dated as of April 11, 2006 by and among IP Holdings LLC, as issuer, and Wilmington Trust Company, as Trustee.

Exhibit 99.1* -	Note Purchase Agreement by and among IP Holdings LLC, Iconix Brand Group, Inc. and Mica Funding, LLC, dated April 11, 2006.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Iconix Brand Group, Inc. hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

(1) Filed as an exhibit to the Registrant’s Current Report on Form 8-K for the event dated March 31, 2006 (SEC Accession No. 0000950117-06-001669) and incorporated herein by reference.